Components of Property and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Jun. 30, 2012
Property, Plant and Equipment [Line Items]
Land	$ 525	$ 528
Buildings and improvements	7,326	6,768
Leasehold improvements	2,946	2,550
Computer equipment and software	9,242	7,298
Furniture and equipment	2,465	2,087
Total, at cost	22,504	19,231
Accumulated depreciation	(12,513)	(10,962)
Total, net	$ 9,991	$ 8,269